QuickLinks -- Click here to rapidly navigate through this document

Exhibit 99.1

WRITTEN STATEMENT PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADDED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        On this day, Sabre Holdings Corporation (the "Company") filed with the Securities and Exchange Commission an Annual Report on Form 10-K for the period ending December 31, 2002 (the "Report").

This written statement accompanied the Report.

        I, William J. Hannigan, the Chief Executive Officer of the Company, hereby certify that:

    (1)
    The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2)
    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ William J. Hannigan
William J. Hannigan
Chairman and Chief Executive Officer
March 14, 2003

QuickLinks

  Exhibit 99.1